Exhibit 99.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2003	/s/ KEITH D. JACKSON Keith D. Jackson President and Chief Executive Officer

Dated: March 24, 2003	/s/ JOHN T. KURTZWEIL John T. Kurtzweil Senior Vice President and Chief Financial Officer